UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2026

SRX Global Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 US Highway 1

North Palm Beach, Florida 33408

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	SRXH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2026, SRX Global Inc., a Delaware corporation (the “Company”) issued a press release announcing that it had completed a secured financing transaction with CERo Therapeutics Holdings, Inc. (“CERO”). In connection with the transaction, CERO issued to the Company a Consolidated Senior Secured Promissory Note having an original issue date of August 27, 2026 (the “Note”).

The Note consolidates certain outstanding convertible grid promissory notes previously issued by CERO, including notes issued to the Company (collectively, the “Previous Notes”), in the aggregate amount of $5,666,108.77.

The Note provides for additional advances by the Company to CERO of up to $6,000,000 in the aggregate, inclusive of the initial advance described below, resulting in a maximum aggregate loan amount of $11,666,108.77. Provided that no Event of Default has occurred and is continuing as determined under the terms of the Note, the Note provides for additional funding advances to CERO on the first day of each calendar month following the original issue date and before the maturity date in the amounts set forth in the Note, reflecting CERO’s budget attached to the Note. The Company may, in its sole and absolute discretion, make additional advances reasonably requested by CERO, subject to the $6,000,000 aggregate advance limit.

On August 27, 2026, the date that the Note was executed, the Company funded an initial advance in the gross amount of $775,665.00. CERO intends to use the proceeds of the advances to pay outstanding trade payables and for working capital purposes. Interest that is not paid when due may be recorded as an additional advance under the Note.

The outstanding principal amount of the Note bears interest at 10% per annum, calculated on the basis of a 30-day month and a 360-day year. During the existence of an Event of Default, the outstanding obligations bear interest at the lesser of (i) 24.99% per annum and (ii) the maximum rate permitted by applicable law. If the Event of Default is cured, the interest rate returns to 10% per annum.

The unpaid principal amount, accrued and unpaid interest and all other amounts payable under the Note are due and payable on October 15, 2026, unless earlier accelerated or otherwise paid in accordance with the Note. Provided that no Event of Default has occurred and is continuing, the Company may extend the maturity date for up to four consecutive 30-day periods by providing CERO with at least one business day’s prior written notice.

Except in connection with the consummation of a change of control Transaction, CERO may not prepay any amounts outstanding under the Note without the Company’s prior written consent.

As security for CERO’s obligations under the Note, CERO entered into a Pledge and Security Agreement with the Company, dated as of August 27, 2026 (the “Pledge Agreement”). Under the Pledge Agreement, CERO pledged and granted the Company a continuing security interest in all of CERO’s right, title and interest in the issued and outstanding capital stock of CERo Therapeutics, Inc., CERO’s wholly owned subsidiary (the “Subsidiary”), together with any additional shares or other equity interests in the Subsidiary subsequently acquired by CERO and all distributions and proceeds relating to those interests. The security interest created by the Pledge Agreement is intended to be a first-priority security interest.

The Subsidiary also entered into an Asset Security Agreement with the Company, dated as of August 27, 2026 (the “Asset Security Agreement”), pursuant to which the Subsidiary granted the Company a continuing security interest in substantially all of the Subsidiary’s assets. The collateral includes, among other assets, intellectual property, patents, patent applications, studies, clinical trials, regulatory applications and other assets relating to CERO’s and the Subsidiary’s CER-T cell therapy business, including CER-1236.

In addition, pursuant to a Guaranty of Payment dated as of August 27, 2026 (the “Guaranty”), the Subsidiary absolutely, unconditionally and irrevocably guaranteed the payment and performance of CERO’s obligations under the Note and the other transaction documents, including principal, interest, fees, enforcement costs and other amounts payable thereunder. The Guaranty is a guaranty of payment and performance and not merely a guaranty of collection.

Events of Default under the Note include, among other matters, payment defaults; breaches of covenants, representations or warranties; certain cross-defaults under other material agreements; bankruptcy and insolvency events; certain judgments, levies or attachments; the incurrence of unpermitted indebtedness or liens; failure to use proceeds in accordance with CERO’s budget; the occurrence of a Material Adverse Effect; and the invalidity or unenforceability of a transaction document. Following an Event of Default, the Company may declare all outstanding principal and other amounts owing under the Note immediately due and payable and may exercise its remedies against the pledged shares and other collateral.

The Note was issued to the Company in a private transaction in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder. The Note has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

The foregoing descriptions of the Note, the Pledge Agreement, the Asset Security Agreement and the Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Consolidated Senior Secured Promissory Note dated August 27, 2026.
10.2	Form of Asset Security Agreement dated August 27, 2026.
10.3	Form of Pledge and Security Agreement dated August 27, 2026
10.4	Form of Guaranty of Payment dated August 27, 2026.
99.1	Press Release Dated August 31, 2026
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

*	Certain portions of this document that constitute confidential information have been redacted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2026	SRX GLOBAL INC.

	By:	/s/ Carolina Martinez
	Name:	Carolina Martinez
	Title:	Chief Financial Officer